SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Check the appropriate box:

Preliminary Proxy Statement    Confidential, For Use of the Commission Only (as
                               permitted by Rule 14a-6(e)(2))

|X| Definitive Proxy Statement

Definitive Additional Material

Soliciting Material Pursuant to Rule 14a-11 (c) or Rule 14a-12

--------------------------------------------------------------------------------
                       (logo omitted) HAGLER BAILLY, INC.
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(5) Total fee paid.
--------------------------------------------------------------------------------

Fee paid previously with preliminary materials:

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(2) Form, Schedule or Registration Statement no.:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(3) Filing Party:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(4) Date Filed:
--------------------------------------------------------------------------------


(logo omitted) Hagler Bailly

ARLINGTON, VIRGINIA



                                                                   April 3, 1998


TO OUR STOCKHOLDERS:

It is our pleasure to invite you to our 1998 Annual Meeting of Stockholders ("Annual Meeting") to be held at Hagler Bailly, Inc.'s corporate headquarters at 1530 Wilson Boulevard, Suite 400, Arlington, Virginia 22209 on Thursday, May 14, 1998 at 2:00 p.m., Eastern Daylight Time.

The following Notice of Annual Meeting of Stockholders ("Notice of Meeting") identifies each business item for your action. These items and the vote the Board of Directors recommends are:

   Item                                                      Recommended Vote
1. Election of two directors, and                                   FOR
2. Ratification of Ernst & Young LLP as independent auditors.       FOR

We have also included a Proxy Statement that contains more information about these items and the Annual Meeting.

We urge you to read the Notice of Meeting and Proxy Statement so that you may be informed about the business to come before the Annual Meeting. At your earliest convenience, please sign and return the accompanying Proxy Card in the postage-paid envelope. To make sure your shares will be represented you should sign and return the Proxy Card, whether or not you plan to attend the Annual Meeting.

If you attend the Annual Meeting and wish to vote in person, the ballot that you submit at the Annual Meeting will supersede your proxy.

We look forward to seeing you at the Annual Meeting. On behalf of the management and directors of Hagler Bailly, Inc., we want to thank you in advance for your continued support and confidence in 1998.


                                      /s/ Henri-Claude Bailly
                                      HENRI-CLAUDE BAILLY
                                      Chairman of the Board, President and Chief
                                      Executive Officer

(logo omitted) Hagler Bailly



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS



TO THE OWNERS OF COMMON STOCK
OF HAGLER BAILLY, INC.:

The Annual Meeting of Stockholders ("Annual Meeting") of Hagler Bailly, Inc., a Delaware corporation, will be held at Hagler Bailly, Inc.'s corporate headquarters at 1530 Wilson Boulevard, Suite 400, Arlington, Virginia 22209 on Thursday, May 14, 1998, at 2:00 p.m., Eastern Daylight Time, for the following purposes:

1. To elect the following directors for a term of three years: Messrs. Vinod K. Dar and Fred M. Schriever

2. To consider and take action upon a proposal to ratify the selection, by the Audit Committee of the Board of Directors, of Ernst & Young L.L.P. as independent auditors to audit consolidated financial statements of Hagler Bailly, Inc. for 1998 (designated as Proposal 2 in the accompanying Proxy Statement).

3. To transact such other business as may properly come before the meeting or any adjournment thereof.

Stockholders of record of the Company's Common Stock, par value $0.01 per share, at the close of business on April 3, 1998, the record date fixed by the Board of Directors, are entitled to notice of, and to vote at, the Annual Meeting, as more fully described in the accompanying Proxy Statement.

Stockholders who cannot attend are urged to sign, date and otherwise complete the enclosed Proxy Card and return it promptly in the postage-paid envelope provided. Any stockholder giving a proxy has the right to revoke it at any time before it is voted. Any stockholder who is present at the Annual Meeting may vote in person instead of by proxy, thereby canceling any previous proxy.

                                          By Order of the Board of Directors,


                                          /s/ Margaret M. Ray

                                          MARGARET M. RAY
                                          Assistant Secretary


EACH STOCKHOLDER IS URGED TO VOTE PROMPTLY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD. IF A STOCKHOLDER DECIDES TO ATTEND THE MEETING, HE OR SHE MAY REVOKE THE PROXY AND VOTE THE SHARES IN PERSON.

                               HAGLER BAILLY, INC.
                              1530 WILSON BOULEVARD
                            ARLINGTON, VIRGINIA 22209

                                  APRIL 3, 1998
                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 14, 1998


This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Hagler Bailly, Inc. ("Hagler Bailly" or the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Thursday, May 14, 1998 at Hagler Bailly, Inc.'s corporate headquarters located at 1530 Wilson Boulevard, Suite 400, Arlington, Virginia, 22209 commencing at 2:00 p.m., Eastern Daylight Time, and at any adjournment or postponement thereof, for the purpose of considering and acting upon the matters set forth in the accompanying Notice of Annual Meeting of Stockholders ("Notice of Meeting").


VOTING AT ANNUAL MEETING; RECORD DATE

This Proxy Statement and the accompanying Proxy Card are first being mailed to stockholders on or about April 10, 1998 to stockholders entitled to vote at the Annual Meeting. Proxies are solicited to give all stockholders of record on April 3 (the "Record Date") an opportunity to vote on matters to be presented at the Annual Meeting. Shares can be voted at the meeting only if the stockholder is present or represented by proxy.

Only holders of record of the Company's Common Stock on April 3, 1998 will be entitled to notice of, and to vote at, the Annual Meeting. On that date 8,869,291 shares of the Company's Common Stock were issued and outstanding. Each share of the Company's Common Stock, par value $0.01 per share, represented at the Annual Meeting is entitled to one vote on each matter properly brought before the meeting.


REQUIRED VOTE

Directors are elected by a plurality of the votes cast by the shares entitled to vote at a meeting at which a quorum is present. All other matters that may be submitted at the meeting shall be determined by a majority of the votes cast.

The presence in person or by proxy of the holders of a majority of the votes entitled to be cast at the Annual Meeting is necessary to constitute a quorum.

An abstention is deemed "present" but is not deemed a "vote cast". As a result, abstention and broker "non-votes" are not included in the tabulation of the voting results on the election of directors or issues requiring approval of a majority of the votes cast. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power on that item and has not received instruction from the beneficial owner. Broker "non-votes" and the shares as to which a stockholder abstains are included in determining whether a quorum is present.


PROXIES

All shares entitled to vote and represented by properly executed proxies received prior to the Annual Meeting, and not revoked, will be voted as instructed on those proxies. If no instructions are indicated, the shares will be voted as recommended by the Board of Directors.

If any other matters are properly presented at the Annual Meeting for consideration, the persons named in the enclosed form of proxy and acting thereunder will have discretion to vote on those matters in accordance with their own judgment to the same extent as the person signing the proxy would be entitled to vote. In accordance with the Company's By-laws, the Annual Meeting may be adjourned, including by the Chairman, in order to permit the solicitation of additional proxies. The Company does not anticipate that any other matters will be raised at the Annual Meeting.

Any proxy may be revoked at any time before it is voted by (i) filing with the Secretary of the Company, at or before the taking of the vote at the Annual Meeting, a written notice of revocation or a duly executed proxy, in either case dated later than the prior proxy relating to the same shares or (ii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not of itself revoke a proxy). Any written notice of revocation or subsequent proxy should be sent so as to be delivered to Hagler Bailly, Inc., 1530 Wilson Boulevard, Arlington, Virginia 22209, Attention: Secretary, or hand delivered to the Secretary, before the taking of the vote at the Annual Meeting.

A copy of the Company's Annual Report to Stockholders for the year 1997, including financial statements, is being mailed simultaneously with the Proxy Statement to all stockholders entitled to vote at the Annual Meeting.

ELECTION OF DIRECTORS (Item 1)

The Board of Directors is currently divided into three classes. The terms of Class I directors expire in 1998, those of Class II directors expire in 1999 and those of Class III directors in 2000. The directors of each class are elected for a three-year term. The Board of Directors proposes the two nominees listed below for election as directors to serve until the 2001 Annual Meeting and until their successors are elected and qualified or until their earlier resignation or removal. Each nominee is currently a director. The persons named in the enclosed proxy intend to vote such proxy for the election of each of the two nominees named below, unless the stockholder indicates on the proxy that the vote should be withheld from any or all of the nominees. The terms of the other directors will expire at the Company's Annual Meetings of Stockholders in 1999 and 2000, as indicated above.

The Company expects each nominee for election as a director at the Annual Meeting to be able to accept such election. If any nominee is unable to accept such election, proxies will be voted in favor of the remainder of those nominated and may be voted for substitute nominees. A brief listing of the principal occupation, other major affiliations and age of each nominee and each director follows.

Nominees for Election at This Meeting to Terms Expiring in 2001

--------------------------------------------------------------------------------
Fred M. Schriever                                            Director since 1995
                                                             Age 67

Mr. Schriever retired in April 1996 from RCG International, Inc. ("RCG"). Mr. Schriever was employed by RCG in various positions since 1971, most recently as its Chairman and Chief Executive Officer. Prior to joining RCG, Mr. Schriever was a partner of Booz Allen & Hamilton. Since 1996, Mr. Schriever has been a consultant to various industry groups. Mr. Schriever is a Fellow of both the Institute of Directors and the Institute of Management Consultants in the United Kingdom. Mr. Schriever is also a member of both the United States Institute of Management Consultants and the American
Society of Mechanical Engineers, and is a Certified Management Consultant. Mr. Schriever earned Bachelor and Master's degrees from Polytechnic University.

Member of the Executive Compensation Committee, the Audit Committee and the Stock Option Committee of the Board of Directors.

--------------------------------------------------------------------------------
Vinod K. Dar                                                 Director since 1997
                                                             Age 46

Mr. Dar is one of the original founders of the Company. He rejoined the Company in 1995 and leads its corporate strategy and management consulting practice. After leaving the Company in 1984, Mr. Dar was employed in various senior executive positions in the energy industry. From 1984 to 1989, Mr. Dar was Executive Vice President and a director of Hadson Corporation and Chief Executive Officer of Hadson Gas Systems. In 1990, Mr. Dar was Senior Vice President of American Exploration Company. From mid 1990 to 1992, Mr. Dar was a Managing Director of Dar & Company. From 1992 to 1994, Mr. Dar was the Chairman of Sunrise Energy Services. From 1994 to 1995, Mr. Dar was Senior Advisor to the Company. From 1978 to 1980, Mr. Dar was a Senior Associate with Resource Planning Associates. Mr. Dar holds a Bachelor of Science degree in Engineering and a Master of Science degree in Management and Finance from the Massachusetts Institute of Technology. Mr. Dar serves as a director and chairman of the Compensation Committee of HarCor Energy,independent oil and gas company traded on The Nasdaq Stock MarketSM.
--------------------------------------------------------------------------------







Incumbent Directors - Term Expiring 1999

--------------------------------------------------------------------------------
Robert W. Fri                                                Director since 1995
                                                             Age 62

Mr. Fri has served as a member of the Board of Directors of the Company since May 1995. Mr. Fri is currently director of the National Museum of Natural History at the Smithsonian Institution, and Senior Fellow Emeritus at Resources for the Future, where he served as President from 1986 to 1995. Mr. Fri is a director of American Electric Power Company, a member of the University of Chicago Board of Governors for the Argonne National Laboratory and a trustee of Science Service, Inc., publisher of Science News and organizer of the Westinghouse Science Talent Search. In 1971, Mr. Fri became the First Deputy Administrator of the United States Environmental Protection Agency. In 1975, President Ford appointed Mr. Fri as the Deputy Administrator of the United States Energy Research and Development Administration. Mr. Fri served as acting administrator of both agencies for extended periods. From 1978 to 1986, Mr. Fri operated Energy Transition Corporation. Mr. Fri began his career with McKinsey & Company, where he was elected a Principal. Mr. Fri earned a Bachelor of Arts degree in Physics from Rice University and a Masters degree in Business Administration from Harvard University.

Member of the Executive Compensation Committee, the Audit Committee and the Stock Option Committee of the Board of Directors.

--------------------------------------------------------------------------------
Michael D. Yokell                                            Director since 1995
                                                             Age 51

Mr. Yokell has been employed by the Company in various positions since 1987, and currently leads the Company's economic analysis and litigation support practice. Mr. Yokell served as President of the Company's predecessor, RCG/Hagler Bailly, Inc., from 1988 to 1995. Mr. Yokell was the President of Energy and Resource Consultants ("ERC"), a corporation acquired by the Company in 1987. Before entering management consulting, Mr. Yokell taught Economics at the University of California, Berkeley and Washington State University and was a Senior Economist at the United States Department of Energy. Mr. Yokell earned Ph.D. and Masters degrees in Economics from the University of Colorado and a Bachelor of Science degree in Physics from the Massachusetts Institute of Technology. Mr. Yokell serves on the Board of Directors of the Keystone Energy Center.

Incumbent Directors - Term Expiring 2000

--------------------------------------------------------------------------------
Henri-Claude Bailly                                          Director since 1995
                                                             Age 51

Mr. Bailly has served as the Company's Chief Executive Officer since the Company was founded in 1980, as President of the Company from 1984 to 1987 and from May 1995 to date, and as Chairman of the Board from 1984 to date. From September 1984 to May 1995, Mr. Bailly was also employed by RCG in a series of management positions, and ended his tenure there as Senior Vice President and director of RCG, and Chairman of the Board and Chief Executive Officer of RCG/HB. From 1972 to 1980, Mr. Bailly was employed in successive positions from Associate to Managing Director of Resource Planning Associates, an international energy, utilities and environmental management consulting firm. Mr. Bailly holds a Masters of Business Administration degree from Harvard University and Bachelor and Master of Architecture degrees from the University of Washington. Mr. Bailly serves on the Board of Directors of the United States Energy Association and was appointed as a member of the National Coal Council.

Member of the Executive Compensation Committee of the Board of Directors.

--------------------------------------------------------------------------------


Richard H. O'Toole                                           Director since 1997
                                                             Age 51

Mr. O'Toole is currently a Director of ABB Europe Limited. Mr. O'Toole has extensive international experience on trade, investment and regulatory issues and has also acted as advisor and consultant to a variety of public and private sector organizations. A former diplomat, Mr. O'Toole has served in posts in Paris, Geneva and Brussels. From 1976 to 1979, Mr. O'Toole was Special Assistant in the Office of Executive Director of the OECD's International Energy Agency. From 1979 to 1982, Mr. O'Toole was European Correspondent in the Political
Division of the Irish Foreign Ministry. He was Irish Deputy Permanent Representative to the United Nations in Geneva from 1983 to 1984. In 1985, Mr. O'Toole was nominated Chef de Cabinet in the European Commission with responsibilities in the areas of competition policy, institutional issues and social policy. In 1989 he joined GPA Group plc and became Managing Director of its GPA Technologies Division. From 1993 to 1995 he was appointed Assistant Director General of the General Agreement on Tariffs and Trade (GATT) where he was a leading member of the Secretariat team supervising the conclusion of the Uruguay Round of trade negotiations and the creation of the World Trade Organization (WTO) as a successor to the GATT arrangements. Mr. O'Toole earned a Bachelor and Masters of Science degrees from University College, Galway.

--------------------------------------------------------------------------------
Alain M. Streicher                                           Director since 1995
                                                             Age 49

The Company has employed Mr. Streicher in various management positions since it was founded in 1980. Since October 1997, Mr. Streicher has served as Acting Chief Operating Officer of Hagler Bailly, Inc., and since January 1997, has served as the Chief Executive Officer of Hagler Bailly Services, Inc. and leads the Company's energy and infrastructure planning and development practice. Mr. Streicher has served as a member of the Board of Directors of the Company since May 1995. From 1976 to 1980, Mr. Streicher was Chief Energy Analyst at the CEREN in Paris. Mr. Streicher holds a Bachelor of Science degree in Physics and Chemistry from the University of Orleans (France) and a Masters degree in Physics from the University of Grenoble (France) and a Masters degree in Industrial Management from the Ecole des Mines in Paris (France).

COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors has designated three principal standing committees.

The AUDIT COMMITTEE, established in 1997 after the Company became a publicly-traded company, consists of two members, both of whom are independent, non-employee directors. Members of the committee are Messrs. Fred M. Schriever and Robert W. Fri. The Audit Committee met once in 1997. The Audit Committee reviews the qualifications of Hagler Bailly's independent auditors, makes recommendations to the Board of Directors regarding the selection of independent auditors, reviews the scope, fees and results of any audit and reviews non-audit services and related fees provided by the independent auditors.

The EXECUTIVE COMPENSATION COMMITTEE consists of three members, two of whom are independent, non-employee directors. Members of the committee are Messrs. Henri-Claude Bailly, Fred M. Schriever and Robert W. Fri. The Executive Compensation Committee met twice during 1997. This committee is responsible for the administration of all salary and incentive compensation plans for the executive officers and directors who are employees of Hagler Bailly, Inc., including bonuses, and also reviews and approves the compensation, including bonus awards, for officers of Hagler Bailly Inc.'s five operating subsidiaries. Its Report on Executive Compensation is set forth herein under the caption
"Compensation Committee Report on Compensation of Executive Officers of the Company."

The STOCK OPTION COMMITTEE has two members, both of whom are independent, non-employee directors. Members of the committee are Messrs. Fred M. Schriever and Robert W. Fri. The Stock Option Committee did not meet during 1997. This committee administers the Hagler Bailly, Inc. Employee Incentive and Non-Qualified Stock Option and Restricted Stock Plan (the "Stock Option Plan").

The Board of Directors does not have a nominating committee. The entire Board of Directors makes the selection of nominees for the Board of Directors.

During 1997, the Board of Directors met eight times and no incumbent director attended fewer than 75% of the total number of meetings of the Board of Directors and the committees of which he was a member.


DIRECTOR COMPENSATION

Directors who are not executive officers of the Company are paid a fee of $1,000 for each Board meeting attended in person, and all directors are reimbursed for travel expenses incurred in connection with attending board and committee meetings. Directors are not entitled to additional fees for serving on committees of the Board of Directors. Messrs. Schriever, Fri and O'Toole, each non-employee directors of the Company, were granted options to purchase 8,186, 8,186, and 3,000 shares of Common Stock, respectively, in 1997. Pursuant to the terms of the Stock Option Plan, subsequent to the Company's initial public offering, each director of Hagler Bailly who is not otherwise employed by the Company is granted an option at the time of each annual election of directors to purchase 3,000 shares of the Company's Common Stock.




SECURITY OWNERSHIP


Set forth below is the name, address, stock ownership and voting power of each person or group of persons known by the Company to own beneficially more than five percent (5%) of the outstanding shares of the Company's Common Stock (all information is as of March 2, 1998).


                                  Name and Address                     Amount and Nature of
-----------------  -----------------------------------------------     Beneficial Ownership       Percent of Class
Title of Class                   of Beneficial Owner
Common Stock       FMR Corp. (1)                                              787,500                   8.88
                   82 Devonshire Street, Boston, MA  02109
------------------ ------------------------------------------------ ---------------------------- --------------------
Common Stock       Henri-Claude Bailly (2)                                    824,336                   9.29
                   c/o Hagler Bailly, Inc.
                   1530 Wilson Blvd., Arlington, VA 22209
------------------ ------------------------------------------------ ---------------------------- --------------------
Common Stock       Vinod K. Dar (3)                                           468,631                   5.28
                   c/o Hagler Bailly, Inc.
                   1530 Wilson Blvd., Arlington, VA 22209
------------------ ------------------------------------------------ ---------------------------- --------------------
Common Stock       Alain M. Streicher (4)                                     490,677                   5.53
                   c/o Hagler Bailly, Inc.
                   1530 Wilson Blvd., Arlington, VA 22209
------------------ ------------------------------------------------ ---------------------------- --------------------
Common Stock       Michael D. Yokell (5)                                      615,389                   6.94
                   c/o Hagler Bailly, Inc.
                   1530 Wilson Blvd., Arlington, VA 22209
------------------ ------------------------------------------------ ---------------------------- --------------------

(1) On February 10, 1998, FMR Corp. filed a Schedule 13G with the Securities and Exchange Commission reporting beneficial ownership of 787,500 shares of the Company's Common Stock.
(2) Includes 72,500 shares of Common Stock held in trust by Mr. Bailly and Mr. Streicher on the behalf of Mr. Streicher's children, and options to purchase 303,692 shares of the Company's Common Stock which are currently exercisable or exercisable within 60 days of March 2, 1998.
(3) Includes 345,754 shares of Common Stock held in the Hagler Bailly, Inc. Deferred Compensation Plan Trust for Mr. Dar's benefit.
(4) Includes 72,500 shares of Common Stock held in trust by Mr. Bailly and Mr. Streicher on behalf of Mr. Streicher's children and options to purchase 117,580 shares of the Company's Common Stock which are currently exercisable or exercisable within 60 days of March 2, 1998.
(5) Includes 29,389 shares of Common Stock held by Mr. Yokell in trust on behalf of his children. Excludes 100,817 shares held by an exchange fund with respect to which Mr. Yokell may have certain voting rights.

The following table sets forth certain information regarding the beneficial ownership of Hagler Bailly Common Stock at March 2, 1998, by (i) each director, the Chief Executive Officer and the four most highly paid executive officers during the year ended December 31, 1997 (the "Named Executive Officers") and
(ii) all executive officers and directors as a group.


                                  Name and Address                     Amount and Nature of
Title of Class     -----------------------------------------------     Beneficial Ownership       Percent of Class
                                 of Beneficial Owner
------------------
Common Stock       Henri-Claude Bailly  (1)                                   824,336                   9.29
                   c/o Hagler Bailly, Inc.
                   1530 Wilson Blvd., Arlington, VA 22209
------------------ ------------------------------------------------ ---------------------------- --------------------
Common Stock       Vinod K. Dar  (2)                                          468,631                   5.28
                   c/o Hagler Bailly, Inc.
                   1530 Wilson Blvd., Arlington, VA 22209
------------------ ------------------------------------------------ ---------------------------- --------------------
Common Stock       Robert W. Fri (3)                                          12,242                    0.14
                   c/o Hagler Bailly, Inc.
                   1530 Wilson Blvd., Arlington, VA 22209
------------------ ------------------------------------------------ ---------------------------- --------------------
Common Stock       Richard H. O'Toole (4)                                      3,000                    0.03
                   c/o Hagler Bailly, Inc.
                   1530 Wilson Blvd., Arlington, VA 22209
------------------ ------------------------------------------------ ---------------------------- --------------------
Common Stock       Daniel M. Rouse (5)                                        12,087                    0.14
                   c/o Hagler Bailly, Inc.
                   1530 Wilson Blvd., Arlington, VA 22209
------------------ ------------------------------------------------ ---------------------------- --------------------
Common Stock       Fred M. Schriever (6)                                      24,398                    0.28
                   c/o Hagler Bailly, Inc.
                   1530 Wilson Blvd., Arlington, VA 22209
------------------ ------------------------------------------------ ---------------------------- --------------------
Common Stock       Alex M. Steinbergh                                          7,206                    0.08
                   c/o HB Capital, Inc.
                   77 Franklin Street, Boston, MA 02110
------------------ ------------------------------------------------ ---------------------------- --------------------
Common Stock       Alain M. Streicher (7)                                     490,677                   5.53
                   c/o Hagler Bailly, Inc.
                   1530 Wilson Blvd., Arlington, VA 22209
================== ================================================ ============================ ====================
Common Stock       Michael D. Yokell (8)                                      615,389                   6.94
                   c/o Hagler Bailly, Inc.
                   1530 Wilson Blvd., Arlington, VA 22209
================== ================================================ ============================ ====================
                                                                             2,507,478
All Directors and Executive Officers as a Group                                                         28.27

=================================================================== ============================ ====================

(1)      Includes  72,500 shares of Common Stock held in trust by Mr. Bailly and
         Mr. Streicher on the behalf of Mr. Streicher's children, and options to purchase  303,692  shares  of the  Company's  Common  Stock  which  are currently exercisable or exercisable within 60 days of March 2, 1998.
(2)      Includes 345,754 shares of Common Stock held in the Hagler Bailly, Inc.
         Deferred Compensation Plan Trust for Mr. Dar's benefit.
(3)      Includes  options to purchase  11,642  shares of the  Company's  Common
         Stock, which are currently exercisable or exercisable within 60 days of
         March 2, 1998.
(4)      Consists of options to purchase  3,000 shares of the  Company's  Common
         Stock, which are currently exercisable or exercisable within 60 days of
         March 2, 1998.
(5)      Consists of options to purchase  12,087 shares of the Company's  Common
         Stock, which are currently exercisable or exercisable within 60 days of
         March 2, 1998.
(6)      Excludes 50,000 shares of Common Stock held by Mr. Schriever's  spouse, as to which Mr.  Schriever  disclaims  beneficial  ownership.  Includes options to purchase 8,186 shares of the Company's  Common Stock,  which are currently  exercisable  or  exercisable  within 60 days of March 2,
         1998.
(7)      Includes  72,500  shares of Common  Stock held in trust by Mr.  Bailly and Mr.  Streicher on behalf of Mr.
         Streicher's children.
(8)      Includes  29,389  shares of Common Stock held by Mr. Yokell in trust on behalf of his  children.  Excludes  100,817  shares held by an exchange fund with respect to which Mr. Yokell may have certain voting rights.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). SEC regulations require the Company's executive officers, directors and greater than ten percent (10%) stockholders to furnish the Company with copies of the reports they are required to file. Based solely on a review of the copies of such reports furnished to the Company, the Company believes that during 1997, its executive officers, directors, and greater than ten percent (10%) beneficial owners complied with all applicable Section 16(a) filing requirements, except that one report with respect to each of Messrs. Bailly, Fri, O'Toole and Yokell was filed late.

COMPENSATION  COMMITTEE  REPORT ON  COMPENSATION  OF  EXECUTIVE  OFFICERS OF THE
COMPANY

The Executive Compensation Committee of the Company's Board of Directors (the "Committee") is responsible for (i) establishing compensation programs for executive officers of the Company designed to attract, motivate and retain key executives responsible for the Company's success; (ii) administering and maintaining such programs in a manner that will benefit the long-term interests of the Company and its stockholders; and (iii) determining the compensation of the Company's Chief Executive Officer. The Committee is composed of two directors who have never served as employees of the Company and the Company's Chief Executive Officer. The Company's Chief Executive Officer does not vote on matters relating to his own compensation.

The Committee has furnished this report on executive compensation to clearly describe the philosophy that underlies the cash and equity-based components of the Company's executive compensation program. It also describes the details of each element of the program, as well as the rationale for compensation paid to the Company's Chief Executive Officer and its executive officers in general.


Compensation Philosophy

The Committee believes that the Company's executive officer compensation should be determined according to a competitive framework and based on overall financial results, individual contributions and teamwork that help build value for the Company's stockholders. Within this overall philosophy, the Committee bases the compensation program on the following principles:

P The Committee considers it essential to the vitality of the Company that the total compensation opportunity for executive officers remains competitive with similar companies in order to attract and retain the talent needed to manage and build the Company's business.

P Compensation is tied to performance. A significant part of the total compensation opportunity is at risk, to be earned only if specific goals are met. Incentive compensation is designed to reinforce the achievement of both short- and long-term corporate objectives.

P Executives' interest in the business should be directly linked to the interests and benefits received by the Company's stockholders.


The process used by the Committee in determining Chief Executive Officer compensation levels for all of these components is based upon the Committee's subjective judgment and takes into account both qualitative and quantitative factors. No weights are assigned to such factors with respect to any compensation component. The Chief Executive Officer makes the compensation decisions for the Company's other key executive officers. However, the Committee may make recommendations concerning such officers.

The compensation program has three elements: annual base salary; annual bonuses; which are based on the Company attaining certain performance objectives; and awards under a long-term incentive compensation plan, which are based on both Company performance and individual performance. The Committee has approved these elements of compensation to ensure the Company's total compensation program is comparable to and competitive with that of other companies of similar size.


Annual Compensation

Annual compensation for executives at Hagler Bailly is comprised of base salary and bonus, an approach consistent with the compensation programs of most leading management consulting firms.

Effective January 1, 1997, the Committee approved new base salaries for Named Executive Officers. The new annual base salaries range from $175,000 to $375,000.

Effective  January 1,  1997,  in  addition  to their  base  salaries,  the Named
Executive Officers may also be awarded bonuses based on the attainment of certain financial and non-financial performance criteria. The Committee determines bonus awards for Executive Officers of Hagler Bailly, under the Hagler Bailly Annual Bonus Plan. In the future, the Committee will determine the terms of employment for Executive Officers of Hagler Bailly on an annual basis. Compensation, including bonus awards, for the Chief Executive Officer and Senior Vice Presidents of Hagler Bailly's three operating subsidiaries will be determined by the Chief Executive Officer of Hagler Bailly, and reviewed and approved by the Committee. For further information concerning annual bonuses, see "1997 Annual Bonus Determinations" below.

Payment of any bonus is in cash as soon as determinable after year-end of the calendar year in which it was earned. The bonus is forfeited if employment is terminated before the last day of the calendar year in which it was earned.

The Chief Executive Officer's salary, bonus and long-term awards follow the policies set forth above. For the 1997 fiscal year, Mr. Bailly received $375,000 in base salary payments. Mr. Bailly was awarded a bonus in the amount of $125,000. In addition, he received option grants of Hagler Bailly Common Stock under the Stock Option Plan in the amount of 97,509 and 75,367 shares at exercise prices of $6.10 and $6.71, respectively.

The Committee also approved the compensation of the Company's other executive officers for 1997, following the principles and procedures outlined in this report.


1997 Annual Bonus Determinations

Each year Hagler Bailly sets aside a percentage of its consolidated income before bonuses and taxes ("IBBT") to fund a Company-wide bonus pool. All full-time and part-time regular employees who have at least six months of service are eligible for a bonus.

Annual cash bonuses are funded from a pool whose size depends on the overall financial performance of Hagler Bailly, and management reserves the right not to award any bonuses in any year. Starting January 1, 1997, the Board of Directors has determined that a maximum of 40.0% of IBBT will be set aside for bonuses. Except as noted above for Executive Officers, the Chief Executive Officer and Senior Vice Presidents of Hagler Bailly's subsidiaries, management determines the extent of any award made to an employee based on certain performance criteria.

Stock Options

The Board of Directors has adopted the Stock Option Plan. The Stock Option Plan is designed to enhance the long-term profitability and stockholder value of Hagler Bailly by offering Hagler Bailly Common Stock to those individuals who are key to the growth and success of Hagler Bailly, to attract and retain executives with experience and ability on a basis competitive with industry practice, and to encourage executive to acquire and maintain stock ownership in Hagler Bailly.

The Stock Option Committee of the Board of Directors administers the Stock Option Plan. The Stock Option Committee has authority (i) to grant Awards (as defined below) under the Stock Option Plan; (ii) to make all interpretations and determinations affecting the Stock Option Plan; and (iii) to determine the individuals to whom Awards are granted, the amount of such Award, any applicable vesting schedule, and any other terms of an Award.

Participation in the Stock Option Plan is limited to employees of Hagler Bailly and independent consultants of Hagler Bailly who are selected from time to time by the Board of Directors or the Stock Option Committee. Non-employee directors of Hagler Bailly, Inc. also receive automatic awards under Stock Option Plan. See "Director Compensation" above. Awards under the Stock Option Plan may be in the form of incentive stock options that meet the requirements under Section 422 of the Internal Revenue Code, "nonqualified" stock options, and restricted stock grants (collectively, "Awards"). Any Award issued under the Stock Option Plan that is forfeited, expired, canceled or terminated prior to vesting or exercise will again become available for grant under the Stock Option Plan.

The maximum number of shares of Hagler Bailly Common Stock that may be issued and sold under the Stock Plan is 3,200,000 shares.

As of December 31, 1997, Awards made under the Stock Option Plan to employees and consultants to purchase an aggregate of 1,097,583 of the Company's Common Stock were outstanding at exercise prices per share ranging from $0.16 to $20.125.

                                           The Executive Compensation Committee



                                           /s/Henri-Claude Bailly
                                           /s/Fred M. Schriever
                                           /s/Robert W. Fri


                                           HENRI-CLAUDE BAILLY
                                           FRED M. SCHRIEVER
                                           ROBERT W. FRI

COMPENSATION INTERLOCKS AND INSIDER PARTICIPATION

The Executive Compensation Committee of the Company is composed of two independent, non-employee directors and Henri-Claude Bailly, the Chairman of the Board, President and Chief Executive Officer.


EXECUTIVE COMPENSATION SUMMARY TABLE

The following table sets forth certain information with respect to the annual and long-term compensation paid to the President and Chief Executive Officer and the Named Executive Officers.

                           Summary Compensation Table


                                                               Annual                Long-Term
                                                            Compensation           Compensation
                                                                                                       All Other
                                              ------  -----------     Bonus      -----------------  ----------------
Name and Principal Position                                            ($)           Options/       Compensation ($)
                                               Year   Salary ($)                     SARs (#)
---------------------------------------------
Henri-Claude Bailly                            1997      $375,000      $125,000       172,876             $64,357(1)
President, Chief Executive Officer and         1996       325,000       606,954       51,863              107,126(2)
Chairman of the Board of Hagler Bailly, Inc.
---------------------------------------------
--------------------------------------------- ------- ------------ ------------- ------------------ -----------------
Daniel M. Rouse                                1997       175,945        62,500       20,745               26,025(3)
Vice President, Chief Financial Officer and    1996       134,335       110,683         --                 13,931(4)
Treasurer of Hagler Bailly, Inc.
--------------------------------------------- ------- ------------ ------------- ------------------ -----------------
Vinod K. Dar                                   1997       352,694       140,000         --                 13,357(4)
Senior Vice President and Managing Director    1996       308,753            --         --                467,931(5)
of Hagler Bailly Consulting, Inc.
--------------------------------------------- ------- ------------ ------------- ------------------ -----------------
Alain M. Streicher                             1997       225,880       115,000         --                 14,357(4)
Acting Chief Operating Officer of Hagler       1996       176,357       270,245         --                 13,931(4)
Bailly, Inc., Chief Executive Officer and
Managing Director of Hagler Bailly
Services, Inc.
--------------------------------------------- ------- ------------ ------------- ------------------ -----------------
Alex M. Steinbergh                             1997       210,543        59,474         --                        --
Chief Executive Officer of HB Capital, Inc.    1996            --            --         --                        --
--------------------------------------------- ------- ------------ ------------- ------------------ -----------------

(1)      Represents $50,000 paid pursuant to Mr. Bailly's  employment  agreement and $14,357 in matching payments and profit sharing under the Company's
         401(k) Profit Sharing Plan. See "Employment Arrangements" below.
(2)      Represents  $93,195 paid pursuant to Mr. Bailly's  employment  agreement and $13,931 in matching  payments and profit sharing under the Company's 401(k) Profit Sharing Plan.
(3)      Represents  $11,668  paid for as  compensation  deducted  from  accrued  paid leave  hours and  $14,347 in matching payments and profit sharing under the Company's 401(k) Profit Sharing Plan.
(4)      Represents matching payments and profit sharing under the Company's 401(k) Profit Sharing Plan.
(5)      Represents  $454,000 paid to the Hagler Bailly,  Inc.  Deferred  Compensation  Plan Trust for Vinod K. Dar
         and $13,931 in matching payments and profit sharing under the Company's
         401(k) Profit Sharing Plan. In September  1996, the Company adopted the
         Hagler Bailly, Inc. Deferred  Compensation Plan Trust for Vinod K. Dar,
         an  individual  deferred  compensation  plan for Vinod K. Dar, a Senior
         Vice President of Hagler Bailly Consulting, Inc. Pursuant to this plan, the Company contributed  $454,000 of Mr. Dar's compensation payable for services  performed to a trust created for his benefit.  The trust used such deferred  compensation to purchase 345,754 shares of Hagler Bailly
         Common Stock from the Company at a price of $1.31 per share. Subject to the  terms of the  trust,  including  upon  Mr.  Dar's  termination  of employment or in the event of a change in control, Mr. Dar will receive a distribution of 345,745 shares of Hagler Bailly Common Stock from the trust.





STOCK OPTION GRANTS DURING 1997

The following table presents information with respect to stock option grants during the year ended December 31, 1997 to the Named Executive Officers.

                      Option/SAR Grants in Last Fiscal Year

                                                                                               Potential Realizable
--------------------------------------------------------------------------------------------   Value Assumed Annual
                                                                                               Rate of Stock Price
                                                                                                 Appreciation for
                                                                                                 Option Term (1)


                                     Individual Grants
                           Number of          % of Total
------------------------     Securities        Options/SARs      -------------
                             Underlying     -------------------
                            Option/SARs         Granted to         Exercise     ------------
                            Granted (#)          Employees       -------------   Expiration     5% ($)     10% ($)
          Name                                in Fiscal Year        Or Base         Date
                                                                 Price ($/Sh)

Henri-Claude Bailly            97,509(2)            14%              $6.10        01/17/07      $374,070    $947,966
                               75,367(3)            11%               6.71        01/17/02       139,719     308,743

Daniel M. Rouse                 20,745              3%                6.10        01/17/07        79,583     201,679

Vinod K. Dar                         --             --                               --               --          --
                                                                   --

Alain M. Streicher                   --             --                               --               --          --
                                                                   --
                                     --             --                               --               --          --
Alex M. Steinbergh                                                 --

(1) The potential realizable value is calculated based on the five-year term for Mr. Bailly's option to purchase 75,367 shares, and on the ten-year term for Mr. Bailly's and Mr. Rouse's options to purchase 97,509 and 20,745 shares, respectively. It is calculated by assuming that the stock price on the date of grant appreciates from the exercise price at the indicated annual rate, compounded annually for the entire term of the option.
(2) Non-qualified options granted pursuant to the Company's Stock Option Plan, with an exercise price based on Fair Market Value as determined by an independent third party appraisal.
(3) Incentive stock options granted pursuant to the Company's Stock Option Plan, with an exercise price based on 110% of the Fair Market Value as determined by an independent third party appraisal.


STOCK OPTION EXERCISES AND VALUES IN 1997

The following table sets forth the number of shares covered by exercisable and unexercisable options held by the Named Executive Officers on December 31, 1997 and the aggregate gains that would have been realized had these options been exercised on December 31, 1997, even though the options were not exercised, and the unexercisable options could not have been exercised on December 31, 1997. The Named Executive Officers during the fiscal year ended December 31, 1997 exercised a total of 72,213 stock options.

                     Aggregate Option Exercises During 1997
                         And Values on December 31, 1997


                                                          Number of Securities             Value of Unexercised
                                                    ---------------------------------  In-the-Money Options/SARs at
                                                         Underlying Unexercised                   FY-End
                                                         Options/SARs at FY-End                    ($)(1)
                                                                   (#)
                           Shares
----------------------- Acquired on                                 ----------------- -------------- ----------------
                        Exercise (#)
                                     --------------
                                     Value Realized   Exercisable
         Name                                                         Unexercisable    Exercisable    Unexercisable
------------------------

Henri-Claude Bailly         17,000     $356,065(2)       234,542              --         $5,234,977              --
                            34,575      174,258(3)            --              --                 --              --
                            17,288       85,403(4)            --              --                 --              --
                                                           9,795          65,572            154,663      $1,035,382
                                                          24,780          72,729            406,392       1,192,756
------------------------
Daniel M. Rouse                 --              --        12,087          20,745            270,024         340,218
------------------------
Vinod K. Dar
------------------------
Alain M. Streicher           3,350       74,839(5)       117,580              --          2,626,737              --
------------------------
Alex M. Steinbergh              --              --            --              --                 --              --

(1)     Options  are  in-the-money  if the market  value of the  shares  covered thereby is greater than the option exercise  price.  Value is calculated based on the fair market  value of the Common Stock at December 31, 1997 of $22.50 (as reported on The Nasdaq Stock MarketSM),  less the exercise price.
(2)     Value is  calculated  based on the fair  market  value of the Common  Stock at  December  22, 1997 (date of exercise) of $21.125 (as reported on The Nasdaq Stock MarketSM), less the exercise price.
(3)(4)  Value is  calculated  based on fair  market  value  of  Common  Stock at
        January  23,  1997 (date of  exercise),  of $6.10 (as  determined  by an independent third party appraisal), less the exercise price.
(5)     Value is  calculated  based on the fair  market  value of the Common  Stock at  December  31, 1997 (date of exercise) of $22.50 (as reported on The Nasdaq Stock MarketSM), less the exercise price.


EMPLOYMENT ARRANGEMENTS

The Company entered into an employment agreement with Mr. Bailly on May 25, 1995 in connection with the management repurchase of the Company from RCG and such agreement was amended and restated effective upon consummation of Hagler Bailly's initial public offering (the "Agreement"). Mr. Bailly will serve as Chairman of the Board and Chief Executive Officer of the Company and Hagler Bailly Consulting, Inc. (or such other position mutually agreed upon) for a term of three (3) years (ending July 9, 2000) and will receive for his services an initial base salary of $375,000 per year, subject to increase each January 1 by an amount that is no less than greater of 5.0% over the annual rate of base salary in effect the preceding year, and the increase in the Consumer Price Index for the year. Mr. Bailly is entitled to a bonus for each calendar year equal to an amount determined by the Executive Compensation Committee of the Board of Directors. Mr. Bailly is also entitled to receive, from time to time, options to purchase Hagler Bailly Common Stock pursuant to the Stock Option Plan as determined by the Stock Option Committee of the Board of Directors. Mr. Bailly is entitled to participate in all of the benefit programs, which are presently or may in the future be provided by the Company. In addition, Mr. Bailly is also entitled to a bonus equal to the average bonus percentage received during the term of the Agreement multiplied by his then current base salary if his employment is terminated without cause or upon a change in control (as defined in the Agreement).

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Daniel M. Rouse, Vice President and Chief Financial Officer of the Company, was indebted to the Company in the amount of $287,427.14 at December 31, 1997. This amount consisted of $74,496.63 constituting the outstanding balance on a personal loan incurred prior to 1997. Interest was payable on this loan at the rate of 8.5 percent. The remainder consisted of $5,315.14 in accrued interest and $206,930.51 of bonus advances and charges to Mr. Rouse's personal account made in the course of 1997, on which no interest was paid during 1997. The largest aggregate amount of Mr. Rouse's debt outstanding to the Company during 1997 was $287,427.14. All of Mr. Rouse's indebtedness was combined into one loan on February 2, 1998 with an interest rate of eight percent (8%) per annum and a five (5) year term. Mr. Rouse repaid this loan in full on March 25, 1998.

Alain M. Streicher, a director and Senior Vice President of the Company, was indebted to the Company in the amount of $103,422.26 on December 31, 1997. This amount consisted of an outstanding balance of $21,295.26 on a loan established in 1995 with an interest rate of 9.0 percent per year and accrued interest of $7,109. The remainder of $75,000 constituted an advance on a bonus, bore no interest and was for an indeterminate term. The largest aggregate amount of Mr. Streicher's debt to the Company during 1997 was $181,809. The outstanding amount of Mr. Streicher's indebtedness is currently $100,571.54.

Michael D. Yokell, a director and Senior Vice President of the Company's wholly owned subsidiary, Hagler Bailly Consulting, Inc., obtained a loan of $500,000 from the Company in April 1997. The loan had an interest rate of 8.45 percent and was repaid in full in June 1997. The largest aggregate amount of Mr. Yokell's indebtedness to the Company during 1997 was $500,000.

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS

Set  forth  below  is a  line  graph  comparing  the  percentage  change  in the cumulative total stockholder return on Hagler Bailly Common Stock against The Nasdaq Stock MarketSM ("Nasdaq") and a group of "Peer Issuers". For these purpose, Hagler Bailly has chosen the following Peer Issuers: The Metzler Group, Inc. ("Metzler"), Forrester Research, Inc. ("Forrester"), and Superior Consultant Holdings, Inc. ("Superior") (collectively, "Peer Group"). These companies provide professional management consulting services and are competitors of Hagler Bailly.

The total returns assumes that dividends were reinvested monthly and is based on a $100 investment on December 31, 1996. The stock performance shown below is not necessarily indicative of future price performance.

                                PERFORMANCE GRAPH


Comparison of Fiscal Year 1997 Total Return among Hagler Bailly, Nasdaq Stock MarketSM, & Peer Group (object omitted)

Month   Hagler
        Bailly(1)  Nasdaq  Peer
Dec-96  100        100     100
Jan-97  100        107      91
Feb-97  100         94      85
Mar-97  100         93      83
Apr-97  100        103      98
May-97  100        111      81
Jun-97  100        103      87
Jul-97  125        111     105
Aug-97  116        100     108
Sep-97  124        106     107
Oct-97  83         95       84
Nov-97  106        100      68
Dec-97  118        98      116

(1) Hagler Bailly's common stock trades on The Nasdaq Stock MarketSM under the symbol HBIX. Hagler Bailly's common stock began trading on The Nasdaq Stock MarketSM on July 3, 1997, the date of Hagler Bailly's Initial Public Offering.


RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS (Item 2)

The Audit Committee of the Board of Directors each year selects and engages on behalf of the Company independent auditors to audit the consolidated financial statements of the Company for such year. The Board of Directors has directed that the Audit Committee's selection of independent auditors for fiscal year ending December 31, 1998 shall be submitted for ratification or rejection at the Annual Meeting. Stockholder approval is not required for the appointment of independent auditors, since the Board of Directors has the responsibility for selecting independent auditors. The appointment is, however, being submitted for approval at the Annual Meeting. If the stockholders should reject the selection of the Audit Committee, the Board of Directors would reconsider the selection.

The Audit Committee has selected Ernst & Young L.L.P. ("Ernst &Young"), to audit the consolidated financial statements of the Company for the year 1998. This firm has audited the Company's financial statements since the Company's inception and is considered well qualified. Representatives of Ernst & Young are expected to be present at the meeting with the opportunity to make a statement and to respond to appropriate questions.

The Company will present to the meeting the following resolution:

"RESOLVED: That the selection, by the Audit Committee of the Board of Directors, of Ernst & Young L.L.P. as independent auditors to audit the consolidated financial statements of the Company for 1998 be and hereby is ratified."

Spaces are provided in the accompanying form of proxy for specifying approval, disapproval or abstention as to this proposal, which is identified as Proposal 2.


Recommendation of the Board of Directors

The Board of Directors of the Company recommends a vote FOR the proposal to ratify the appointment of Ernst & Young L.L.P. as independent auditors of the Company for 1998 fiscal year. Proxies received by the Board of Directors will be voted FOR the proposal unless shareowners specify a contrary choice in their proxies.


EXPENSES OF SOLICITATION

The cost of soliciting proxies in the accompanying form will be borne by the Company. The Company does not expect to pay any compensation for the solicitation of proxies, but may pay brokers, nominees, fiduciaries and other custodians their reasonable fees and expenses for sending proxy material to principals and obtaining their instructions. In addition to solicitation by mail, proxies may be solicited in person, or by telephone, facsimile transmission or other means of electronic communication, by directors and by officers and other regular employees of the Company.


STOCKHOLDERS' PROPOSALS

Any stockholder satisfying the SEC requirements and wishing to submit a proposal to be considered for inclusion in the Proxy Statement for the 1999 Annual Meeting of Stockholders should submit the proposal in writing to Secretary, Hagler Bailly, Inc., 1530 Wilson Boulevard, Arlington, Virginia, 22209. Proposals of stockholders intended to be presented at the 1999 Annual Meeting of Stockholders must be received by the Company on or before December 4, 1998, to be eligible for inclusion in the Company's Proxy Statement and proxy relating to that meeting.


OTHER MATTERS TO COME BEFORE MEETING

Neither the Company nor any member of its Board of Directors intends to bring before the meeting any matters other than those referred to in the accompanying Notice of Meeting. They know of no other matter to be presented at the meeting. However, if any other matters properly come before the meeting, the persons appointed as proxies in the enclosed form of proxy/voting instruction card intend to vote in accordance with their judgment.

OTHER INFORMATION

A COPY OF THE ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SEC FOR THE YEAR ENDED DECEMBER 31, 1997 (EXCLUDING EXHIBITS) WILL BE FURNISHED, WITHOUT CHARGE, BY WRITING TO: MARGARET M. RAY, INVESTOR RELATIONS, HAGLER BAILLY, INC., 1530 WILSON BOULEVARD, ARLINGTON, VIRGINIA, 22209.

The above Notice of Annual Meeting and Proxy Statement are sent by order of the Company's Board of Directors.




                                                     /s/ Margaret M. Ray
                                                     MARGARET M. RAY
                                                     Assistant Secretary


Arlington, Virginia
April 3, 1998

                            (Recycle symbol omitted)
                           Printed on Recycled Paper
             VISIT US ON THE WORLD-WIDE WEB AT WWW.HAGLERBAILLY.COM